                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]        Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]        Definitive Proxy Statement
[X]        Definitive Additional Materials
[_]        Soliciting Material Pursuant to Section 240.14a-11(c) or Section
           240.14a-12

                              ASHLAND COAL, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[_]        No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:

           (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           (4)       Proposed maximum aggregate value of transaction

           (5)       Total fee paid:   $__________

[X]        Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)       Amount Previously Paid:
           (2)       Form, Schedule or Registration Statement No.:__________
           (3)       Filing Party:__________________________________________
           (4)       Date Filed:____________________________________________
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                              ASHLAND COAL, INC.
                                 P.O. Box 6300
                     Huntington, West Virginia 25771-6300


June 17, 1997

To Ashland Coal Stockholders of Record on June 5, 1997:


     The Special Meeting of stockholders of Ashland Coal, Inc. to consider the merger of Ashland Coal and a subsidiary of Arch Mineral Corporation (to be renamed "Arch Coal, Inc.") will be held at 9:00 a.m. on June 30, 1997. It is important that your shares be represented at the Special Meeting.

     If you have not voted, you are urged to do so by utilizing the enclosed proxy card and return envelope. If you have voted by proxy and wish to change your vote, please use the additional proxy card and return envelope to do so.

     Signed proxy cards returned indicating a vote FOR the merger, or with no instructions indicated, will be voted for approval and adoption of the Merger Agreement and the transactions contemplated thereby. Proxy cards returned indicating a vote AGAINST or WITHHELD will be voted against such approval and adoption. Shares as to which the proxy card indicates ABSTAIN with respect to the proposal will not be voted for or against the proposal.

     Any proxy given may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Corporate Secretary of Ashland Coal, at or before the taking of the vote at the Ashland Coal Special Meeting, a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a later dated proxy relating to the same shares and delivering it to the Corporate Secretary of Ashland Coal before the taking of the vote at the Special Meeting, or (iii) attending the Ashland Coal Special Meeting and voting in person (although attendance at the Ashland Coal Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Ashland Coal, Inc., 2205 Fifth Street Road, Huntington, West Virginia 25701, Attention: Corporate Secretary, or hand delivered to the foregoing representative of Ashland Coal at or before the taking of the vote at the Ashland Coal Special Meeting.

     If you have any questions, please call the Shareholder Relations Department of First Chicago Trust Company at (201) 324-0313.

                                       Sincerely,

                                       /s/ Roy F. Layman
                                       Roy F. Layman
                                       Administrative Vice President
                                        and Secretary
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P
R
O
X
Y

                              ASHLAND COAL, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                            OF ASHLAND COAL, INC.
           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 30, 1997

The undersigned holder of shares of Common Stock par value $.01 per share ("Ashland Coal Common Stock") of Ashland Coal, Inc., a Delaware corporation ("Ashland Coal") hereby appoints Robert A. Charpie and Thomas Marshall, individually, with full power of substitution in each of them, as proxy or proxies to represent the undersigned and vote all shares of Ashland Coal Common Stock which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of Stockholders of Ashland Coal to be held on Monday, June 30, 1997 at 9:00 a.m., local time, at Ashland Coal's principal executive offices at 2205 Fifth Street Road, Huntington, West Virginia and at any adjournment thereof, in respect of approval and adoption of the Agreement and Plan of Merger dated as of April 4, 1997 among Arch Mineral Corporation, AMC Merger Corporation and Ashland Coal and the transactions contemplated thereby, and on all other matters as may properly come before the meeting or any adjournments thereof.


(change of address/comments)

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------------------------------------------------------------

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(If you have written in the above space, please mark the
corresponding box on the opposite side of this card)


You are encouraged to specify your choices by marking the appropriate box, and promptly returning this Proxy in the enclosed envelope, which requires no postage, but you need not mark any box if you wish to vote in accordance with the recommendation of the Board of Directors.


SEE REVERSE
   SIDE

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                                                                           9772
 [X] Please mark your
     votes as in this
     example.

 This proxy when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR approval and adoption of the Merger Agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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             The Board of Directors recommends a vote FOR approval
                     and adoption of the Merger Agreement.
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                      FOR  AGAINST   ABSTAIN     You are encouraged to specify
 1. APPROVAL                                     your choice by marking the
    OF MERGER                                    appropriate box, and promptly
    AGREEMENT         [ ]     [ ]      [ ]       returning this Proxy in the
 (see opposite side)                             enclosed envelope, which
                                                 requires no postage, but you
                                                 need not mark any box if you
                                                 wish to vote in accordance
                                                 with the recommendation of the
                                                 Board of Directors.

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                                                 Change of Address/
                                                 Comments on
                                                 opposite side.        [ ]

                                                 I plan to attend the
                                                 Special Meeting.      [ ]


SIGNATURE(S)                                         DATE
            ----------------------------------------     -------------
NOTE: Please sign EXACTLY as name appears hereon. When signing as executor, trustee, etc., or as officer of a corporation, give full title as such. For joint accounts, please obtain both signatures.

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